Exhibit 99.1

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	72

Chapter 11	For the Period FROM:	10/1/2007

Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	10/31/2007

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)

		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$10,616,944.31	$9,184,774.19	$1,017,789.51

B. Less: Total Disbursements per all Prior Statements		$9,632,663.18	$9,145,961.82	$21,540.52

C. Beginning Balance		$1,252,614.34	$104,768.58	$996,248.99

D. Receipts during Current Period
Description
10/04/2007	S Gold (Blackhorse)			$5,975.00
10/04/2007	Non-Stop - Materials		$2,275.00
10/11/2007	Wire Transfer - KL		$25,000.00
10/24/2007	Wire Transfer - KL		$35,000.00
10/31/2007	interest	$5,289.88

TOTAL RECEIPTS THIS PERIOD		$5,289.88	$62,275.00	$5,975.00	—

E. Balance Available (C plus D)		$1,257,904.22	$167,043.58	$1,002,223.99	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 72	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose
10/05/2007	1000	Point 360		$1,450.00
10/05/2007	Wire	ADP Fees		$120.94
10/09/2007	Wire	ADP Taxes		$5,810.53
10/09/2007	8446	Payroll		$1,357.46
10/09/2007	8447	Payroll		$7,548.20
10/09/2007	8448	Payroll		$1,628.87
10/09/2007	8449	Payroll		$2,888.20
10/11/2007		Wire Transfer - KL	$25,000.00
10/12/2007	Wire	ADP Fees		$20.00
10/12/2007	1001	Kevin Marino		$347.64
10/12/2007	1002	Accurate Express		$110.60
10/12/2007	1003	Federal Express		$70.89
10/12/2007	1004	ITE Solutions		$460.00
10/12/2007	1005	New Wave Entertainment		$42.00
10/12/2007	1006	Varien		$318.00
10/16/2007		Service Charge		$175.42
10/19/2007	Wire	ADP Fees		$120.94
10/19/2007	1007	Alice Neuhauser		$2,000.00
10/19/2007	1008	Arrowhead		$50.42
10/19/2007	1009	Blue Shield		$387.00
10/19/2007	1010	Federal Express		$14.26
10/19/2007	1011	Health Net		$4,644.70
10/19/2007	1012	Keren Aminia		$2,000.00
10/19/2007	1013	Kevin Marino		$1,349.64
10/19/2007	1014	Recall		$951.50
10/19/2007	1015	Tanya Miller		$1,966.46
10/22/2007	Wire	ADP Taxes		$4,861.37
10/23/2007	8450	Payroll		$1,357.45
10/23/2007	8451	Payroll		$6,366.95
10/23/2007	8452	Payroll		$1,628.86
10/23/2007	8453	Payroll		$2,888.18
10/24/2007	Wire	Wire Transfer - KL	$35,000.00
10/26/2007	Wire	ADP Fees		$281.83
10/26/2007	1016	Alice Neuhauser		$418.28
10/26/2007	1017	AT & T		$78.22
10/26/2007	1018	Federal Express		$40.76
10/26/2007	1019	New Beginnings Enterprises		$4,661.44
10/26/2007	1020	AT & T		$331.90
10/31/2007		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$60,000.00	$58,748.91	$50.00	—

G. Ending Balance (E less F)			$1,197,904.22	$108,294.67	$1,002,173.99	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 72	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account
Bank of Scotland — Pinocchio	936582	£212,044.57	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£236,406.42	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,196.28
Denial Venture	1890-69-6501	$239,091.85
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$12,651.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession